EXHIBIT 10.39
AMENDMENT NO. 10 dated as of August ___, 2007 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Bank of America, N.A. (as successor by merger to Fleet National Bank) , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).
INTRODUCTORY STATEMENT
The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.
The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.
Therefore, the parties hereto hereby agree as follows:
     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.
     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of December 31, 2006 as follows:
     (A) Article 1 of the Credit Agreement is hereby amended to insert the following definitions in their appropriate alphabetical sequence:
          “‘Pennsylvania Regional’ shall mean Pennsylvania Regional Center, LP I located at 1500 Market Street, 2600 Centre Square West, Philadelphia, PA 19102.”
          “‘Pennsylvania Regional Financing Arrangement’ shall mean the financing arrangement between LGPA, as borrower, and Pennsylvania Regional, as lender, on substantially the terms set forth on Schedule 1.7 annexed hereto.”
     (B) Section 5.1(h) of the Credit Agreement is hereby amended by replacing the semi-colon with a period and adding the following sentence at the end thereof:
          “Notwithstanding the foregoing, as opposed to delivering, not later than April 30, 2007, a calculation of the Eligible Library Amount computed as of the last Business Day of December 2006, each Credit Party will, and will cause each of its Subsidiaries (other than the Unrestricted Subsidiaries) to deliver a calculation of the Eligible Library Amount computed as of the period ending March 31, 2007 together with a variance analysis of the actual versus projected value of such calculation no later than September 30, 2007;”
     (C) Section 5.1(i) of the Credit Agreement is hereby amended by replacing the semi-colon with a period and adding the following sentence at the end thereof:
          “Notwithstanding the foregoing, instead of doing so not later than May 1, 2007, each Credit Party will, and will cause each of its Subsidiaries (other than the Unrestricted Subsidiaries) to deliver forecasted financial statements consisting of balance sheets, cash flow statements, income statements, and Borrowing Base with supporting detail and underlying assumptions, covering the next four fiscal quarters no later than September 30, 2007;”
     (D) Section 6.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (p), replacing the period after clause (q) with a semi-colon and by adding the following at the end thereof:
          “and (r) Indebtedness pursuant to the Pennsylvania Regional Financing Arrangement in an amount no greater than US$60,000,000 provided that the final documentation thereof is reasonably satisfactory to the Administrative Agent.”
     (E) Section 6.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection (x), redesignating the existing subsection “(y)” as subsection “(z)” and inserting the following directly before such subsection (z):
          “(y) Liens granted by one or more of the Credit Parties to secure LGPA’s obligations to Pennsylvania Regional pursuant to the Pennsylvania Regional Financing Arrangement; provided, however, that (i) Pennsylvania Regional has entered into an intercreditor agreement with the Administrative Agent reasonably satisfactory to the Administrative Agent in all respects and (ii) a cash collateral account, bearing an amount equal to the principal amount of Indebtedness outstanding under the Pennsylvania Regional Financing Arrangement, is maintained with the Agent; and”
     (F) Section 6.4 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xxiv), replacing the period after clause (xxv) with a semi-colon and by adding the following at the end thereof:
          “ and (xxvi) loans made by Lions Gate Entertainment Inc. to NextPoint, Inc. in an amount no greater than US$3,000,000 provided that the final documentation thereof is reasonably satisfactory to the Administrative Agent.”
     (G) Section 6.17 of the Credit Agreement is hereby amended by replacing the provision contained therein in its entirety with the phrase “Intentionally Omitted.”. The Credit Agreement is amended in its entirety by deleting all references to “Senior Leverage Ratio,” “Consolidated Senior Debt,” and “Off-Balance Sheet Receivables” in each place they occur.
     (H) Section 12.1(b)(viii) is hereby amended by deleting the “and” and placing a comma after “Section 6.2(v)” and inserting the words “and Section 6.2(y)” immediately after the words “Section 6.2(x)”.
     (I) The Credit Agreement is further amended by adding a new Schedule 1.7 in the form attached to this Amendment.

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and all Lenders;
     (B) the receipt by the Administrative Agent of all fees as set forth in Section 5 of this Amendment;
     (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and
     (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.
     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:
     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);
     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.
     Section 5. Lender Authorization. The Lenders hereby authorize and direct the Administrative Agent to enter into an intercreditor agreement with LGPA, Pennsylvania Regional and certain Credit Parties in connection with the Pennsylvania Regional Financing Arrangement substantially in the form attached hereto as Exhibit Q.
     Section 6. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.
     Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.
     Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.
     Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 11. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.
     Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS (in their capacities both as Borrowers and as Guarantors): LIONS GATE ENTERTAINMENT CORP.
By:	/s/
Name:
Title:

LIONS GATE ENTERTAINMENT INC.
By:	/s/
Name:
Title:

Executed as a Deed by LION GATE UK LIMITED by		) ) )
/s/
(Director) and

/s/
(Director/Secretary)

GUARANTORS:
3WISE GUYS PRODUCTIONS INC.
3F SERVICES, INC.
ALL ABOUT US PRODUCTIONS, INC.
AM PSYCHO PRODUCTIONS, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
ATTRACTION PRODUCTIONS LLC
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
BLUE PRODUCTIONS INC.
BURROWERS PRODUCTIONS, INC.
CAVE PRODUCTIONS, INC.
CINEPIX ANIMATION INC./ANIMATION
     CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
DJM SERVICES, INC.
DRESDEN FILES PRODUCTIONS CORP.

DRESDEN FILES PRODUCTIONS I CORP.
EMPLOYEE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
FUSION PRODUCTIONS, INC.
GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC.
HYPERCUBE PRODUCTIONS CORP.
KILL PIT PRODUCTIONS INC.
KING OF THE WORLD PRODUCTIONS LLC
INVISIBLE CASTING INC.
LANDSCAPE ENTERTAINMENT CORP.
LC PRODUCTIONS CORP.
LG PICTURES INC.
LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS
     CORP./PRODUCTIONS FILMS LIONS
     GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LG HORROR CHANNEL HOLDINGS LLC
LOVESPRING PRODUCTIONS, INC.
LUCKY 7 PRODUCTIONS CORP.
MOTEL MAN PRODUCTIONS INC.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PALM SPRINGS PRODUCTIONS INC.
PLANETARY PRODUCTIONS, LLC
POST PRODUCTION, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PUNISHER PRODUCTIONS, INC.
SCARLETT, LLC
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
TALK PRODUCTIONS CORP.
TOUCH PRODUCTIONS CORP.
TERRESTRIAL PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.

WILDFIRE 2 PRODUCTIONS INC. WILDFIRE 3 PRODUCTIONS INC. WILDFIRE 4 PRODUCTIONS INC. WRITERS ON THE WAVE, INC.
By:	/s/
Name:
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:	/s/
Name:
Title:

Executed as a Deed by LIONS GATE PICTURES UK LIMITED by			) ) )
/s/
(Director) and

/s/
(Director/Secretary)

Executed as a Deed by LIONS GATE HOME ENTERTAINMENT UK LIMITED by			) ) ) )
/s/
(Director) and

/s/
(Director/Secretary)

LENDERS: JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent
By:	/s/
Name:
Title:
	Address:	10 South Dearborn Street, 9th Floor Chicago, Illinois 60603-2003
	Attention:	Stephen C. Price
	Facsimile:	(312) 325-3239

BANK LEUMI USA
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

BNP PARIBAS
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

CITY NATIONAL BANK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank)
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

MANUFACTURERS BANK
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

U.S. BANK NATIONAL ASSOCIATION
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

SOCIETE GENERALE
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

UNION BANK OF CALIFORNIA, N.A.
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile:

GRAYSON & CO.
By:	/s/
Name:
Title:
Address:
Attention:
Facsimile: